EXHIBIT 99.1

Supplemental Financial Data
(as of March 31, 2015)

Black Knight Financial Services, Inc. Headquarters
601 Riverside Avenue
Jacksonville, FL 32204

Investor Relations Contact
Kirk Larsen
Executive Vice President, Chief Financial Officer
Phone: 904.527.4470
Email: kirk.larsen@bkfs.com

Website
www.bkfs.com

Black Knight Financial Services, LLC
Consolidated Statement of Operations
(in millions)

Successor
Year ended December 31, 2014

Revenues	$852.1

Expenses:
Operating expenses	514.9
Depreciation and amortization	188.8
Transition and integration costs	119.3
Total expenses	823.0
Operating income	29.1

Other income and expense:
Interest expense	(128.7)
Other expense, net	(12.0)
Total other expense, net	(140.7)

Loss from continuing operations before income taxes	(111.6)
Provision for income tax benefit	(5.3)
Net loss from continuing operations	(106.3)
Loss from discontinued operations, net of tax	(0.8)
Net loss	$(107.1)

Adjusted Revenue (1)	$864.9
Adjusted EBITDA (1)	$354.9
Adjusted EBITDA Margin (1)	41.0%
______________
(1) Adjusted Revenue, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See Appendix for reconciliations of GAAP to non-GAAP financial measures as well as the definitions and reasons why management believes the information is useful to investors.

Black Knight Financial Services, LLC
Condensed Consolidated Statement of Earnings (Loss)
(in millions)

	Three months ended March 31,
	2015	2014
	(Unaudited)

Revenues	$227.2	$202.5

Expenses:
Operating expenses	133.2	133.8
Depreciation and amortization	45.9	46.9
Transition and integration costs	2.6	86.0
Total expenses	181.7	266.7
Operating income (loss)	45.5	(64.2)

Other income and expense:
Interest expense	(30.8)	(31.4)
Total other expense, net	(30.8)	(31.4)

Earnings (loss) from continuing operations before income taxes	14.7	(95.6)
Provision for income tax expense (benefit)	0.1	(5.9)
Net earnings (loss) from continuing operations	14.6	(89.7)
Loss from discontinued operations, net of tax	(0.1)	(0.2)
Net earnings (loss)	$14.5	$(89.9)

Adjusted Revenue (1)	$229.6	$206.4
Adjusted EBITDA (1)	$98.2	$74.1
Adjusted EBITDA Margin (1)	42.8%	35.9%
_______________
(1) Adjusted Revenue, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See Appendix for reconciliations of GAAP to non-GAAP financial measures as well as the definitions and reasons why management believes the information is useful to investors.

Black Knight Financial Services, LLC
Quarterly Segment Financial Data
(in millions)

	2015	2014
	Q1	Q4	Q3	Q2	Q1
	(Unaudited)
Adjusted Revenue (1)
Technology	$184.7	$179.3	$181.0	$177.9	$170.0
Data and Analytics	44.8	43.3	36.4	40.5	36.4
Corporate	0.1	0.1	—	—	—
Total	$229.6	$222.7	$217.4	$218.4	$206.4

Adjusted EBITDA (1)
Technology	$100.4	$96.8	$99.5	$92.0	$81.7
Data and Analytics	7.8	10.6	3.9	2.2	(0.3)
Corporate	(10.0)	(7.5)	(8.7)	(8.0)	(7.3)
Total	$98.2	$99.9	$94.7	$86.2	$74.1

Adjusted EBITDA Margin (1)
Technology	54.4%	54.0%	55.0%	51.7%	48.1%
Data and Analytics	17.4%	24.5%	10.7%	5.4%	(0.8)%
Corporate	N/A	N/A	N/A	N/A	N/A
Total	42.8%	44.9%	43.6%	39.5%	35.9%
_______________
(1) Adjusted Revenue, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See Appendix for reconciliations of GAAP to non-GAAP financial measures as well as the definitions and reasons why management believes the information is useful to investors.

Black Knight Financial Services, LLC
Condensed Consolidated Balance Sheets
(in millions)

	March 31, 2015	December 31, 2014
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$39.6	$61.9
Trade receivables, net	153.3	132.5
Prepaid expenses and other current assets	36.3	28.8
Receivables from related parties	8.0	7.7
Total current assets	237.2	230.9

Property and equipment, net	140.3	142.4
Computer software, net	483.9	487.8
Other intangible assets, net	395.8	416.6
Goodwill	2,223.9	2,223.9
Other non-current assets	115.4	96.7
Total assets	$3,596.5	$3,598.3

LIABILITIES, REDEEMABLE MEMBERS' INTEREST AND MEMBERS' EQUITY
Current liabilities:
Trade accounts payable and other accrued liabilities	$34.7	$41.8
Accrued salaries and benefits	33.3	49.5
Legal and regulatory accrual	12.0	11.7
Current portion of long-term debt	72.5	64.4
Accrued interest	15.8	7.3
Deferred revenues	29.8	28.1
Total current liabilities	198.1	202.8
Deferred revenues	47.6	35.9
Long-term debt, net of current portion	2,046.0	2,070.7
Other non-current liabilities	1.0	1.2
Total liabilities	2,292.7	2,310.6

Redeemable members' interest	379.2	370.7
Members' equity	924.6	917.0
Total liabilities, redeemable members' interest and members' equity	$3,596.5	$3,598.3

Appendix

Black Knight Financial Services, LLC
Reconciliation of Revenues to Adjusted Revenue
(in millions)

Year Ended December 31, 2014

Revenues	$852.1
Deferred revenue adjustment	12.8
Adjusted Revenue	$864.9

Definition of Adjusted Revenue

We define Adjusted Revenue as reported Revenues adjusted to include the revenues that were not recorded by the company during the period presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP.
We believe Adjusted Revenue is useful to investors and management as a supplemental measure to evaluate the performance of the company on a consistent basis.

Black Knight Financial Services, LLC
Reconciliation of Revenues to Adjusted Revenue
(in millions)

	2015	2014
	Q1	Q4	Q3	Q2	Q1
	(Unaudited)
Technology:
Revenues	$182.3	$177.0	$178.7	$173.8	$166.0
Deferred revenue adjustment	2.4	2.3	2.3	4.1	4.0
Adjusted Revenue	$184.7	$179.3	$181.0	$177.9	$170.0

Data and Analytics:
Revenues	$44.8	$43.2	$36.3	$40.5	$36.5
Deferred revenue adjustment	—	0.1	0.1	—	(0.1)
Adjusted Revenue	$44.8	$43.3	$36.4	$40.5	$36.4

Corporate:
Revenues	$0.1	$0.1	$—	$—	$—
Deferred revenue adjustment	—	—	—	—	—
Adjusted Revenue	$0.1	$0.1	$—	$—	$—

Consolidated:
Revenues	$227.2	$220.3	$215.0	$214.3	$202.5
Deferred revenue adjustment	2.4	2.4	2.4	4.1	3.9
Adjusted Revenue	$229.6	$222.7	$217.4	$218.4	$206.4

Definition of Adjusted Revenue

We define Adjusted Revenue as reported Revenues adjusted to include the revenues that were not recorded by the company during the period presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP.
We believe Adjusted Revenue is useful to investors and management as a supplemental measure to evaluate the performance of the company on a consistent basis.

Black Knight Financial Services, LLC
Reconciliation of Operating Income (Loss) to Adjusted EBITDA
(in millions)

Year Ended December 31, 2014

Operating income (loss)	$29.1
Depreciation and amortization	188.8
Deferred revenue adjustment	12.8
Equity-based compensation	6.4
Legal and regulatory matters	(1.5)
Transition and integration costs	119.3
Adjusted EBITDA	$354.9
Adjusted EBITDA Margin	41.0%

Definitions of Adjusted EBITDA and Adjusted EBITDA Margin

We define Adjusted EBITDA as Operating income (loss) before depreciation and amortization, with further adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) the deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (ii) equity-based compensation; (iii) acquisition-related costs; (iv) non-recurring costs associated with the achievement of synergies; (v) charges associated with material legal and regulatory matters; (vi) member management fees paid to FNF and THL Managers LLC; (vii) exit costs, impairments and other charges; and (viii) one-time costs associated with the initial public offering. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenue.

We believe Adjusted EBITDA is useful to investors as a supplemental measure to evaluate the overall operating performance of companies in our industry. Management uses Adjusted EBITDA as a measurement to compare our operating performance to our peers and competitors.

Black Knight Financial Services, LLC
Reconciliation of Operating Income (Loss) to Adjusted EBITDA
(in millions)

	2015	2014
	Q1	Q4	Q3	Q2	Q1
	(Unaudited)
Technology:
Operating income (loss)	$56.5	$50.3	$54.5	$44.4	$33.1
Depreciation and amortization	41.5	43.9	42.3	42.2	42.9
Deferred revenue adjustment	2.4	2.3	2.3	4.1	4.0
Transition and integration costs	—	0.3	0.4	1.3	1.7
Adjusted EBITDA	$100.4	$96.8	$99.5	$92.0	$81.7
Adjusted EBITDA Margin	54.4%	53.9%	55.0%	51.7%	48.1%

Data and Analytics:
Operating income (loss)	$4.4	$6.5	$0.4	$(1.3)	$(3.9)
Depreciation and amortization	3.4	3.6	3.4	3.4	3.3
Deferred revenue adjustment	—	0.1	0.1	—	(0.1)
Transition and integration costs	—	0.4	—	0.1	0.4
Adjusted EBITDA	$7.8	$10.6	$3.9	$2.2	$(0.3)
Adjusted EBITDA Margin	17.4%	23.6%	10.7%	6.4%	(0.8)%

Corporate:
Operating income (loss)	$(15.4)	$(15.5)	$(19.3)	$(26.7)	$(93.4)
Depreciation and amortization	1.0	0.8	0.7	1.6	0.7
Equity-based compensation	1.8	1.1	2.2	1.6	1.5
Legal and regulatory matters	—	(1.5)	—	—	—
Transition and integration costs	2.6	7.6	7.7	15.5	83.9
Adjusted EBITDA	$(10.0)	$(7.5)	$(8.7)	$(8.0)	$(7.3)
Adjusted EBITDA Margin	N/A	N/A	N/A	N/A	N/A

Consolidated:
Operating income (loss)	$45.5	$41.3	$35.6	$16.4	$(64.2)
Depreciation and amortization	45.9	48.3	46.4	47.2	46.9
Deferred revenue adjustment	2.4	2.4	2.4	4.1	3.9
Equity-based compensation	1.8	1.1	2.2	1.6	1.5
Legal and regulatory matters	—	(1.5)	—	—	—
Transition and integration costs	2.6	8.3	8.1	16.9	86.0
Adjusted EBITDA	$98.2	$99.9	$94.7	$86.2	$74.1
Adjusted EBITDA Margin	42.8%	44.7%	43.6%	39.6%	35.9%

Definitions of Adjusted EBITDA and Adjusted EBITDA Margin

We define Adjusted EBITDA as Operating income (loss) before depreciation and amortization, with further adjustments to reflect the addition or elimination of certain income statement items including, but not limited to (i) the deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (ii) equity-based compensation; (iii) acquisition-related costs; (iv) non-recurring costs associated with the achievement of synergies; (v) charges associated with material legal and regulatory matters; (vi) member management fees paid to FNF and THL Managers LLC; (vii) exit costs, impairments and other charges; and (viii) one-time costs associated with the initial public offering. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenue.

We believe Adjusted EBITDA is useful to investors as a supplemental measure to evaluate the overall operating performance of companies in our industry. Management uses Adjusted EBITDA as a measurement to compare our operating performance to our peers and competitors.